Exhibit 99.1

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

THIRD QUARTER 2005

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

November 2, 2005

i

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

ii

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

Revenues and expenses as reported herein for earlier periods reflect certain reclassifications to conform to current reporting practices. In addition, certain ratios impacted by the reclassification have been updated as well.

iii

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2004		2005
2005	2004			3Q	4Q	1Q	2Q	3Q
			Financial Services Businesses:
			Pre-tax adjusted operating income by division:
862	694	24%	Insurance Division	245	297	255	266	341
711	244	191%	Investment Division	76	111	304	150	257
1,042	750	39%	International Insurance and Investments Division	260	253	311	347	384
123	140	-12%	Corporate and other operations	54	18	16	60	47

2,738	1,828	50%	Total pre-tax adjusted operating income	635	679	886	823	1,029
830	481	73%	Income taxes, applicable to adjusted operating income	168	195	285	253	292

1,908	1,347	42%	Financial Services Businesses after-tax adjusted operating income	467	484	601	570	737

			Items excluded from adjusted operating income:
565	182	210%	Realized investment gains (losses), net, and related charges and adjustments	38	(158)	236	249	80
(34)	(64)	47%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	208	21	(130)	193	(97)
(17)	33	-152%	Change in experience-rated contractholder liabilities due to asset value changes	(100)	(44)	86	(148)	45
(5)	(34)	85%	Divested businesses	(15)	10	(5)	1	(1)

509	117	335%	Total items excluded from adjusted operating income, before income taxes	131	(171)	187	295	27
(484)	16	-3125%	Income taxes, not applicable to adjusted operating income	36	(70)	21	67	(572)

993	101	883%	Total items excluded from adjusted operating income, after income taxes	95	(101)	166	228	599

2,901	1,448	100%	Income from continuing operations (after-tax) of Financial Services Businesses before extraordinary gain on acquisition and cumulative effect of accounting change	562	383	767	798	1,336
(59)	(33)	-79%	Loss from discontinued operations, net of taxes	(15)	(66)	(1)	(44)	(14)
—	21	-100%	Extraordinary gain on acquisition, net of taxes	1	—	—	—	—
—	(79)	100%	Cumulative effect of accounting change, net of taxes	—	—	—	—	—

2,842	1,357	109%	Net income of Financial Services Businesses	548	317	766	754	1,322

			Earnings per share of Common Stock (diluted):
3.76	2.65		Financial Services Businesses after-tax adjusted operating income	0.93	0.96	1.18	1.13	1.46
			Items excluded from adjusted operating income:
1.07	0.34		Realized investment gains (losses), net, and related charges and adjustments	0.07	(0.30)	0.45	0.47	0.15
(0.06)	(0.12)		Investment gains (losses) on trading account assets supporting insurance liabilities, net	0.40	0.04	(0.25)	0.37	(0.19)
(0.03)	0.06		Change in experience-rated contractholder liabilities due to asset value changes	(0.19)	(0.08)	0.16	(0.28)	0.09
(0.01)	(0.06)		Divested businesses	(0.03)	0.01	(0.01)	—	—

0.97	0.22		Total items excluded from adjusted operating income, before income taxes	0.25	(0.33)	0.35	0.56	0.05
(0.92)	0.03		Income taxes, not applicable to adjusted operating income	0.07	(0.13)	0.04	0.13	(1.10)

1.89	0.19		Total items excluded from adjusted operating income, after income taxes	0.18	(0.20)	0.31	0.43	1.15

5.65	2.84		Income from continuing operations (after-tax) of Financial Services Businesses before extraordinary gain on acquisition and cumulative effect of accounting change	1.11	0.76	1.49	1.56	2.61
(0.11)	(0.06)		Income (loss) from discontinued operations, net of taxes	(0.03)	(0.12)	—	(0.08)	(0.02)
—	0.04		Extraordinary gain on acquisition, net of taxes	—	—	—	—	—
—	(0.15)		Cumulative effect of accounting change, net of taxes	—	—	—	—	—

5.54	2.67		Net income of Financial Services Businesses	1.08	0.64	1.49	1.48	2.59

524.5	532.5		Weighted average number of outstanding Common shares (diluted basis)	525.7	527.3	530.0	525.2	518.3
12.99%	10.08%		Operating Return on Average Equity (based on adjusted operating income)	10.38%	10.46%	12.60%	11.75%	14.63%
			Reconciliation to Consolidated Net Income of Prudential Financial, Inc:
2,842	1,357		Net income of Financial Services Businesses (above)	548	317	766	754	1,322
334	321		Net income of Closed Block Business	180	261	163	129	42

3,176	1,678		Consolidated net income	728	578	929	883	1,364

63	64		Direct equity adjustments for earnings per share calculations	22	20	22	22	19

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2004		2005
2005	2004		3Q	4Q	1Q	2Q	3Q
		Financial Services Businesses Capitalization Data (1):
		Short-term debt	6,135	3,896	6,253	5,856	5,572
		Long-term debt	5,708	5,877	5,981	6,984	7,053
		Attributed Equity:
		Including accumulated other comprehensive income	20,457	21,209	21,244	22,375	22,493
		Excluding unrealized gains and losses on investments	18,987	19,561	20,008	20,311	21,025
		Excluding accumulated other comprehensive income	18,995	19,392	19,907	20,292	21,083
		Total Capitalization:
		Including accumulated other comprehensive income	26,165	27,086	27,225	29,359	29,546
		Excluding unrealized gains and losses on investments	24,695	25,438	25,989	27,295	28,078
		Excluding accumulated other comprehensive income	24,703	25,269	25,888	27,276	28,136
		Book value per share of Common Stock:
		Including accumulated other comprehensive income	39.19	39.90	40.35	42.82	43.79
		Excluding unrealized gains and losses on investments	36.37	36.80	38.00	38.87	40.94
		Excluding accumulated other comprehensive income	36.39	36.49	37.81	38.84	41.05
		Number of diluted shares at end of period	522.0	531.5	526.5	522.5	513.6
		Common Stock Price Range (based on closing price):
68.30	48.11	High	48.10	55.09	59.32	66.30	68.30
52.62	41.05	Low	44.30	42.87	52.62	55.23	63.09
67.56	47.04	Close	47.04	54.96	57.40	65.66	67.56
		Common Stock market capitalization (1)	24,158	28,983	29,980	33,707	34,118

(1)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

OPERATIONS HIGHLIGHTS

Year-to-date			2004		2005
2005	2004		3Q	4Q	1Q	2Q	3Q
		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management :
		Managed by Investment Division:
		Asset Management Segment - Investment Management & Advisory Services
		Retail customers	62.3	66.0	64.8	65.7	70.5
		Institutional customers	108.9	119.2	119.0	125.3	129.8
		General account	152.3	152.7	155.3	157.6	156.3

		Total Investment Management and Advisory Services	323.5	337.9	339.1	348.6	356.6
		Non-proprietary assets under management	43.5	44.8	44.0	46.5	48.0

		Total managed by Investment Division	367.0	382.7	383.1	395.1	404.6
		Managed by International Insurance and Investments Division	67.1	77.7	74.0	74.1	73.0
		Managed by Insurance Division	35.9	39.1	38.6	41.8	44.0

		Total assets under management	470.0	499.5	495.7	511.0	521.6
		Client assets under administration	72.9	82.2	85.3	90.0	96.9

		Total assets under management and administration	542.9	581.7	581.0	601.0	618.5

		Assets managed or administered for customers outside of the United States at end of period	96.4	107.0	104.9	107.0	108.8
		Distribution Representatives (1):
		Prudential Agents	3,982	3,682	3,519	3,340	3,212
		International Life Planners	5,234	5,385	5,555	5,529	5,702
		Gibraltar Life Advisors	4,759	4,970	4,902	4,788	5,349
40	38	Prudential Agent productivity ($ thousands)	37	54	37	42	43

		Third Party Distribution - Retail Products ($ millions) (3):
141	107	Individual life insurance (4)	45	48	39	47	55
5	10	Corporate-owned life insurance sales	3	1	1	1	3
4,373	3,820	Individual annuities	1,078	1,014	1,137	1,640	1,596
18,915	9,130	Mutual funds and wrap-fee products	4,002	4,936	6,261	6,490	6,164

(1)	As of end of period.

(2)	At fair market value.

(3)	Represents scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis for Individual Life Insurance, including corporate-owned life insurance, and gross sales for Individual Annuities, Mutual Funds and Wrap-fee products.

(4)	Excludes corporate-owned life insurance sales.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2004		2005
2005	2004			3Q	4Q	1Q	2Q	3Q
			Revenues (1):
7,720	6,596	17%	Premiums	2,183	2,224	2,529	2,598	2,593
1,901	1,782	7%	Policy charges and fee income	615	644	626	629	646
4,601	3,971	16%	Net investment income	1,397	1,413	1,499	1,515	1,587
3,063	2,434	26%	Commissions, investment management fees, and other income	841	976	977	982	1,104

17,285	14,783	17%	Total revenues	5,036	5,257	5,631	5,724	5,930

			Benefits and Expenses (1):
7,596	6,778	12%	Insurance and annuity benefits	2,246	2,254	2,559	2,544	2,493
1,877	1,608	17%	Interest credited to policyholders’ account balances	587	600	603	623	651
388	193	101%	Interest expense	83	103	111	134	143
(1,358)	(1,121)	-21%	Deferral of acquisition costs	(360)	(407)	(416)	(500)	(442)
734	594	24%	Amortization of acquisition costs	212	172	229	236	269
5,310	4,903	8%	General and administrative expenses	1,633	1,856	1,659	1,864	1,787

14,547	12,955	12%	Total benefits and expenses	4,401	4,578	4,745	4,901	4,901

2,738	1,828	50%	Adjusted operating income before income taxes	635	679	886	823	1,029

			Items excluded from adjusted operating income before income taxes:
669	214	213%	Realized investment gains (losses), net, and related adjustments	50	(132)	257	322	90
(104)	(32)	-225%	Related charges	(12)	(26)	(21)	(73)	(10)

565	182	210%	Total realized investment gains (losses), net, and related charges and adjustments	38	(158)	236	249	80

(34)	(64)	47%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	208	21	(130)	193	(97)
(17)	33	-152%	Change in experience-rated contractholder liabilities due to asset value changes	(100)	(44)	86	(148)	45
(5)	(34)	85%	Divested businesses	(15)	10	(5)	1	(1)

509	117	335%	Total items excluded from adjusted operating income before income taxes	131	(171)	187	295	27

3,247	1,945	67%	Income from continuing operations before income taxes, extraordinary gain on acquisition and cumulative effect of accounting change	766	508	1,073	1,118	1,056
346	497	-30%	Income tax expense (benefit)	204	125	306	320	(280)

2,901	1,448	100%	Income from continuing operations before extraordinary gain on acquisition and cumulative effect of accounting change	562	383	767	798	1,336

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	9/30/2004	12/31/2004	3/31/2005	6/30/2005	9/30/2005
Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $89,640; $97,732; $100,301; $100,719; $99,852)	93,889	102,155	103,966	106,151	103,748
Fixed maturities, held to maturity, at amortized cost (fair value $2,633; $2,765; $3,412; $3,294; $3,172)	2,607	2,747	3,389	3,245	3,170
Trading account assets supporting insurance liabilities, at fair value	12,695	12,964	13,239	13,744	14,208
Other trading account assets, at fair value	3,222	1,547	1,488	1,410	1,409
Equity securities, available for sale, at fair value (cost $1,282; $1,473; $1,634; $1,636; $1,633)	1,457	1,663	1,865	1,867	1,954
Commercial loans	16,315	17,092	16,569	16,156	16,107
Policy loans	2,606	2,919	2,943	2,935	2,959
Securities purchased under agreements to resell	190	127	171	60	146
Other long-term investments	4,518	4,934	4,644	4,485	4,475
Short-term investments	2,399	3,405	2,992	2,541	2,160

Total investments	139,898	149,553	151,266	152,594	150,336
Cash and cash equivalents	4,471	6,164	6,291	6,055	6,124
Accrued investment income	1,317	1,307	1,375	1,350	1,402
Reinsurance recoverables	34,825	32,790	3,767	3,648	3,673
Deferred policy acquisition costs	7,022	7,624	7,854	7,891	8,131
Other assets	16,000	16,472	16,644	15,631	16,194
Separate account assets	105,621	115,568	142,568	149,256	155,400

Total assets	309,154	329,478	329,765	336,425	341,260

Liabilities:
Future policy benefits	47,673	52,522	52,370	52,332	51,446
Policyholders’ account balances	63,521	69,940	70,287	70,673	70,799
Unpaid claims and claim adjustment expenses	1,775	1,807	1,839	1,879	1,896
Reinsurance payables	34,469	32,386	3,345	3,203	3,210
Securities sold under agreements to repurchase	4,957	4,657	6,087	5,739	5,682
Cash collateral for loaned securities	2,978	4,248	3,246	3,048	2,995
Income taxes payable	2,427	2,681	2,508	2,832	2,314
Securities sold but not yet purchased	503	427	466	144	207
Short-term debt	6,135	3,896	6,253	5,856	5,572
Long-term debt	5,708	5,877	5,981	6,984	7,053
Other liabilities	12,930	14,260	13,571	12,104	12,193
Separate account liabilities	105,621	115,568	142,568	149,256	155,400

Total liabilities	288,697	308,269	308,521	314,050	318,767

Attributed Equity:
Accumulated other comprehensive income	1,462	1,817	1,337	2,083	1,410
Other attributed equity	18,995	19,392	19,907	20,292	21,083

Total attributed equity	20,457	21,209	21,244	22,375	22,493

Total liabilities and attributed equity	309,154	329,478	329,765	336,425	341,260

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Quarter Ended September 30, 2005
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	2,593	925	106	1,568	(6)
Policy charges and fee income	646	537	46	67	(4)
Net investment income	1,587	428	656	337	166
Commissions, investment management fees, and other income	1,104	181	802	106	15

Total revenues	5,930	2,071	1,610	2,078	171

Benefits and Expenses (1):
Insurance and annuity benefits	2,493	928	296	1,255	14
Interest credited to policyholders’ account balances	651	180	431	52	(12)
Interest expense	143	31	23	7	82
Deferral of acquisition costs	(442)	(202)	(13)	(241)	14
Amortization of acquisition costs	269	180	13	88	(12)
General and administrative expenses	1,787	613	603	533	38

Total benefits and expenses	4,901	1,730	1,353	1,694	124

Adjusted operating income before income taxes	1,029	341	257	384	47

	Quarter Ended September 30, 2004
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	2,183	852	43	1,292	(4)
Policy charges and fee income	615	519	43	55	(2)
Net investment income	1,397	402	619	242	134
Commissions, investment management fees, and other income	841	162	572	96	11

Total revenues	5,036	1,935	1,277	1,685	139

Benefits and Expenses (1):
Insurance and annuity benefits	2,246	966	237	1,015	28
Interest credited to policyholders’ account balances	587	186	372	29	—
Interest expense	83	10	17	1	55
Deferral of acquisition costs	(360)	(161)	(10)	(206)	17
Amortization of acquisition costs	212	120	15	92	(15)
General and administrative expenses	1,633	569	570	494	—

Total benefits and expenses	4,401	1,690	1,201	1,425	85

Adjusted operating income before income taxes	635	245	76	260	54

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Nine Months Ended September 30, 2005
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	7,720	2,816	250	4,670	(16)
Policy charges and fee income	1,901	1,569	140	204	(12)
Net investment income	4,601	1,281	1,924	964	432
Commissions, investment management fees, and other income	3,063	482	2,277	302	2

Total revenues	17,285	6,148	4,591	6,140	406

Benefits and Expenses (1):
Insurance and annuity benefits	7,596	3,050	783	3,713	50
Interest credited to policyholders’ account balances	1,877	540	1,212	150	(25)
Interest expense	388	81	70	19	218
Deferral of acquisition costs	(1,358)	(601)	(46)	(757)	46
Amortization of acquisition costs	734	433	41	297	(37)
General and administrative expenses	5,310	1,783	1,820	1,676	31

Total benefits and expenses	14,547	5,286	3,880	5,098	283

Adjusted operating income before income taxes	2,738	862	711	1,042	123

	Nine Months Ended September 30, 2004
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	6,596	2,540	82	3,976	(2)
Policy charges and fee income	1,782	1,505	108	179	(10)
Net investment income	3,971	1,149	1,726	704	392
Commissions, investment management fees, and other income	2,434	468	1,682	261	23

Total revenues	14,783	5,662	3,598	5,120	403

Benefits and Expenses (1):
Insurance and annuity benefits	6,778	2,873	653	3,188	64
Interest credited to policyholders’ account balances	1,608	551	974	84	(1)
Interest expense	193	13	27	4	149
Deferral of acquisition costs	(1,121)	(523)	(32)	(614)	48
Amortization of acquisition costs	594	337	44	256	(43)
General and administrative expenses	4,903	1,717	1,688	1,452	46

Total benefits and expenses	12,955	4,968	3,354	4,370	263

Adjusted operating income before income taxes	1,828	694	244	750	140

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of September 30, 2005
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	150,336	31,487	57,943	49,063	11,843
Deferred policy acquisition costs	8,131	4,483	106	3,703	(161)
Other assets	27,393	3,479	10,243	7,067	6,604
Separate account assets	155,400	75,873	80,594	49	(1,116)

Total assets	341,260	115,322	148,886	59,882	17,170

Liabilities:
Future policy benefits	51,446	5,384	13,513	31,952	597
Policyholders’ account balances	70,799	18,565	38,712	14,443	(921)
Debt	12,625	1,431	1,293	882	9,019
Other liabilities	28,497	8,130	8,996	7,157	4,214
Separate account liabilities	155,400	75,873	80,594	49	(1,116)

Total liabilities	318,767	109,383	143,108	54,483	11,793

Attributed Equity:
Accumulated other comprehensive income	1,410	376	84	874	76
Other attributed equity	21,083	5,563	5,694	4,525	5,301

Total attributed equity	22,493	5,939	5,778	5,399	5,377

Total liabilities and attributed equity	341,260	115,322	148,886	59,882	17,170

	As of December 31, 2004
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	149,553	31,614	56,219	50,543	11,177
Deferred policy acquisition costs	7,624	4,169	73	3,520	(138)
Other assets	56,733	3,617	38,949	8,098	6,069
Separate account assets	115,568	69,348	47,301	25	(1,106)

Total assets	329,478	108,748	142,542	62,186	16,002

Liabilities:
Future policy benefits	52,522	5,166	13,571	33,163	622
Policyholders’ account balances	69,940	18,518	36,490	15,418	(486)
Debt	9,773	1,161	1,484	407	6,721
Other liabilities	60,466	8,443	37,638	8,739	5,646
Separate account liabilities	115,568	69,348	47,301	25	(1,106)

Total liabilities	308,269	102,636	136,484	57,752	11,397

Attributed Equity:
Accumulated other comprehensive income	1,817	680	370	754	13
Other attributed equity	19,392	5,432	5,688	3,680	4,592

Total attributed equity	21,209	6,112	6,058	4,434	4,605

Total liabilities and attributed equity	329,478	108,748	142,542	62,186	16,002

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

SHORT TERM DEBT

(in millions)

	As of September 30, 2005				As of December 31, 2004
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)	Other Affiliates	Total
Financial Services Businesses:
Borrowings by use of proceeds:
Capital Debt	—	5	—	5	97	5	—	102
Investment related	2	3,204	—	3,206	158	521	—	679
Securities business related	32	757	816	1,605	86	906	1,330	2,322
Specified other businesses	48	569	138	755	105	548	139	792
Limited recourse and non-recourse borrowing	—	—	1	1	—	—	1	1

Total short-term debt - Financial Services Businesses	82	4,535	955	5,572	446	1,980	1,470	3,896

Borrowings by type:
Long-term debt due within one year	2	62	—	64	—	57	—	57
Commercial paper	80	4,462	—	4,542	446	1,853	—	2,299
Bank borrowings	—	—	240	240	—	—	754	754
Other short-term debt	—	11	714	725	—	70	715	785

Total general obligations	82	4,535	954	5,571	446	1,980	1,469	3,895
Limited recourse and non-recourse borrowing	—	—	1	1	—	—	1	1

Total short-term debt - Financial Services Businesses	82	4,535	955	5,572	446	1,980	1,470	3,896

Closed Block Business:
Investment related commercial paper borrowings	—	1,119	—	1,119	—	148	—	148

(1)	Includes Prudential Funding, LLC.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

LONG TERM DEBT

(in millions)

	As of September 30, 2005
	Capital Debt	Investment Related	Securities Business Related	Specified Other Businesses	Total General Obligations	Limited Recourse and non- Recourse	Total Borrowing
Financial Services Businesses:
Prudential Financial, Inc.:
Long-term fixed and floating rate notes	2,425	1,992	963	10	5,390	—	5,390
Hybrid notes	—	—	—	—	—	—	—

Total	2,425	1,992	963	10	5,390	—	5,390

The Prudential Insurance Company of America (1):
Surplus notes	692	—	—	—	692	—	692
Long-term fixed and floating rate notes	600	316	—	—	916	—	916
Commercial paper backed by long-term credit agreements	—	—	—	—	—	—	—

Total	1,292	316	—	—	1,608	—	1,608

Long-term debt of other affiliated companies	—	—	—	—	—	55	55

Total long-term debt of Financial Services Businesses	3,717	2,308	963	10	6,998	55	7,053

Ratio of long-term and short-term capital debt to capitalization	15.0%

Closed Block Business:
Limited recourse notes of Prudential Holdings, LLC	—	—	—	—	—	1,750	1,750

	As of December 31, 2004
	Capital Debt	Investment Related	Securities Business Related	Specified Other Businesses	Total General Obligations	Limited Recourse and non- Recourse	Total Borrowing
Financial Services Businesses:
Prudential Financial, Inc.:
Long-term fixed and floating rate notes	2,086	1,366	676	—	4,128	—	4,128
Hybrid notes	—	—	—	—	—	—	—

Total	2,086	1,366	676	—	4,128	—	4,128

The Prudential Insurance Company of America (1):
Surplus notes	692	—	—	—	692	—	692
Long-term fixed and floating rate notes	600	400	—	—	1,000	—	1,000
Commercial paper backed by long-term credit agreements	—	—	—	—	—	—	—

Total	1,292	400	—	—	1,692	—	1,692

Long-term debt of other affiliated companies	—	—	—	—	—	57	57

Total long-term debt of Financial Services Businesses	3,378	1,766	676	—	5,820	57	5,877

Ratio of long-term and short-term capital debt to capitalization	15.1%

Closed Block Business:
Limited recourse notes of Prudential Holdings, LLC	—	—	—	—	—	1,750	1,750

(1)	Includes Prudential Funding, LLC.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

COMBINED STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2004		2005
2005	2004			3Q	4Q	1Q	2Q	3Q
			Revenues (1):
2,816	2,540	11%	Premiums	852	848	941	950	925
1,569	1,505	4%	Policy charges and fee income	519	541	513	519	537
1,281	1,149	11%	Net investment income	402	422	433	420	428
482	468	3%	Commissions, investment management fees, and other income	162	152	137	164	181

6,148	5,662	9%	Total revenues	1,935	1,963	2,024	2,053	2,071

			Benefits and Expenses (1):
3,050	2,873	6%	Insurance and annuity benefits	966	949	1,068	1,054	928
540	551	-2%	Interest credited to policyholders’ account balances	186	182	177	183	180
81	13	523%	Interest expense	10	19	25	25	31
(601)	(523)	-15%	Deferral of acquisition costs	(161)	(168)	(165)	(234)	(202)
433	337	28%	Amortization of acquisition costs	120	66	127	126	180
1,783	1,717	4%	General and administrative expenses	569	618	537	633	613

5,286	4,968	6%	Total benefits and expenses	1,690	1,666	1,769	1,787	1,730

862	694	24%	Adjusted operating income before income taxes	245	297	255	266	341

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

COMBINING STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

	Quarter Ended September 30, 2005
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	925	123	802	110	13
Policy charges and fee income	537	461	76	266	195
Net investment income	428	281	147	126	155
Commissions, investment management fees, and other income	181	168	13	83	85

Total revenues	2,071	1,033	1,038	585	448

Benefits and Expenses (1):
Insurance and annuity benefits	928	139	789	116	23
Interest credited to policyholders’ account balances	180	130	50	43	87
Interest expense	31	27	4	18	9
Deferral of acquisition costs	(202)	(187)	(15)	(79)	(108)
Amortization of acquisition costs	180	179	1	152	27
General and administrative expenses (2)	613	464	149	215	249

Total benefits and expenses	1,730	752	978	465	287

Adjusted operating income before income taxes	341	281	60	120	161

	Quarter Ended September 30, 2004
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	852	111	741	95	16
Policy charges and fee income	519	425	94	261	164
Net investment income	402	259	143	104	155
Commissions, investment management fees, and other income	162	153	9	83	70

Total revenues	1,935	948	987	543	405

Benefits and Expenses (1):
Insurance and annuity benefits	966	221	745	159	62
Interest credited to policyholders’ account balances	186	133	53	42	91
Interest expense	10	7	3	3	4
Deferral of acquisition costs	(161)	(155)	(6)	(72)	(83)
Amortization of acquisition costs	120	119	1	75	44
General and administrative expenses (2)	569	426	143	235	191

Total benefits and expenses	1,690	751	939	442	309

Adjusted operating income before income taxes	245	197	48	101	96

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

(2)	General and administrative expenses for Individual Annuities include $22 million for the quarter ended September 30, 2005 and $4 million for the quarter ended September 30, 2004 for the amortization, net of interest, of value of business acquired (VOBA) associated with the May 1, 2003 acquisition of American Skandia.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

COMBINING STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

	Nine Months Ended September 30, 2005
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	2,816	363	2,453	313	50
Policy charges and fee income	1,569	1,350	219	793	557
Net investment income	1,281	835	446	370	465
Commissions, investment management fees, and other income	482	450	32	215	235

Total revenues	6,148	2,998	3,150	1,691	1,307

Benefits and Expenses (1):
Insurance and annuity benefits	3,050	616	2,434	465	151
Interest credited to policyholders’ account balances	540	387	153	129	258
Interest expense	81	68	13	48	20
Deferral of acquisition costs	(601)	(540)	(61)	(232)	(308)
Amortization of acquisition costs	433	430	3	294	136
General and administrative expenses (2)	1,783	1,319	464	631	688

Total benefits and expenses	5,286	2,280	3,006	1,335	945

Adjusted operating income before income taxes	862	718	144	356	362

	Nine Months Ended September 30, 2004
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	2,540	315	2,225	268	47
Policy charges and fee income	1,505	1,264	241	773	491
Net investment income	1,149	733	416	298	435
Commissions, investment management fees, and other income	468	439	29	226	213

Total revenues	5,662	2,751	2,911	1,565	1,186

Benefits and Expenses (1):
Insurance and annuity benefits	2,873	651	2,222	480	171
Interest credited to policyholders’ account balances	551	392	159	122	270
Interest expense	13	9	4	3	6
Deferral of acquisition costs	(523)	(502)	(21)	(224)	(278)
Amortization of acquisition costs	337	334	3	213	121
General and administrative expenses (2)	1,717	1,293	424	685	608

Total benefits and expenses	4,968	2,177	2,791	1,279	898

Adjusted operating income before income taxes	694	574	120	286	288

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

(2)	General and administrative expenses for Individual Annuities include $37 million for the nine months ended September 30, 2005 and $20 million for the nine months ended September 30, 2004 for the amortization, net of interest, of value of business acquired (VOBA) associated with the May 1, 2003 acquisition of American Skandia.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

INSURANCE DIVISION - INDIVIDUAL LIFE AND ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2004		2005
2005	2004		3Q	4Q	1Q	2Q	3Q
		INDIVIDUAL LIFE INSURANCE SALES:
		Excluding corporate-owned life insurance:
56	78	Variable life	25	19	19	18	19
158	119	Universal life	48	59	51	53	54
89	88	Term life	28	28	29	30	30

303	285	Total excluding corporate-owned life insurance	101	106	99	101	103
5	11	Corporate-owned life insurance	4	3	1	1	3

308	296	Total	105	109	100	102	106

		ANNUITY SALES AND ACCOUNT VALUES
		Variable Annuities:
47,418	43,949	Beginning total account value	44,927	44,474	47,418	46,386	47,402
5,142	4,518	Sales	1,259	1,288	1,433	1,779	1,930
(4,255)	(3,881)	Surrenders and withdrawals	(1,266)	(1,343)	(1,388)	(1,470)	(1,397)

887	637	Net sales (redemptions)	(7)	(55)	45	309	533
(444)	(458)	Benefit payments	(154)	(155)	(145)	(148)	(151)

443	179	Net flows	(161)	(210)	(100)	161	382
2,117	781	Change in market value, interest credited, and other	(146)	3,310	(774)	1,015	1,876
(494)	(435)	Policy charges	(146)	(156)	(158)	(160)	(176)

49,484	44,474	Ending total account value	44,474	47,418	46,386	47,402	49,484

		Fixed Annuities:
3,879	3,514	Beginning total account value	3,722	3,860	3,879	3,879	4,064
334	463	Sales	175	69	52	243	39
(165)	(146)	Surrenders and withdrawals	(44)	(45)	(56)	(53)	(56)

169	317	Net sales (redemptions)	131	24	(4)	190	(17)
(119)	(124)	Benefit payments	(41)	(39)	(41)	(43)	(35)

50	193	Net flows	90	(15)	(45)	147	(52)
108	156	Interest credited and other	49	35	46	40	22
(4)	(3)	Policy charges	(1)	(1)	(1)	(2)	(1)

4,033	3,860	Ending total account value	3,860	3,879	3,879	4,064	4,033

		SALES BY DISTRIBUTION CHANNEL
		Life Insurance:
		Excluding corporate-owned life insurance:
162	178	Prudential Agents	56	58	60	54	48
141	107	Third party distribution	45	48	39	47	55
5	11	Corporate-owned life insurance	4	3	1	1	3

308	296	Total	105	109	100	102	106

		Variable and Fixed Annuities (1):
1,103	1,161	Prudential Agents	356	343	348	382	373
366	202	Wirehouses (2)	58	89	94	123	149
4,007	3,618	Independent Financial Planners (3)	1,020	925	1,043	1,517	1,447

5,476	4,981	Total	1,434	1,357	1,485	2,022	1,969

(1)	Amounts represent gross sales.

(2)	Prior period amounts have been reclassified to conform to current period reporting practices.

(3)	Including bank distribution.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

INSURANCE DIVISION - INDIVIDUAL LIFE ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2004		2005
2005	2004		3Q	4Q	1Q	2Q	3Q
		INDIVIDUAL LIFE INSURANCE:
		Policyholders’ Account Balances (1):
4,998	4,520	Beginning balance	4,742	4,809	4,998	5,142	5,249
961	895	Premiums and deposits	307	293	310	356	295
(581)	(478)	Surrenders and withdrawals	(159)	(157)	(165)	(206)	(210)

380	417	Net sales	148	136	145	150	85
(87)	(72)	Benefit payments	(25)	(24)	(31)	(27)	(29)

293	345	Net flows	123	112	114	123	56
109	2	Interest credited and other	(31)	103	53	8	48
59	43	Net transfers from separate account	10	14	16	18	25
(125)	(102)	Policy charges	(36)	(40)	(39)	(42)	(44)

5,334	4,809	Ending balance	4,809	4,998	5,142	5,249	5,334

		Separate Account Liabilities:
15,180	13,981	Beginning balance	14,303	14,209	15,180	14,912	15,207
949	1,015	Premiums and deposits	329	318	310	331	308
(504)	(443)	Surrenders and withdrawals	(158)	(144)	(141)	(157)	(206)

445	572	Net sales	171	174	169	174	102
(13)	(21)	Benefit payments	(7)	(3)	(8)	—	(5)

432	551	Net flows	164	171	161	174	97
877	410	Change in market value, interest credited and other	(5)	1,037	(182)	364	695
(77)	(126)	Net transfers (to) from general account	(50)	(34)	(47)	(43)	13
(604)	(607)	Policy charges	(203)	(203)	(200)	(200)	(204)

15,808	14,209	Ending balance	14,209	15,180	14,912	15,207	15,808

(1)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

INSURANCE DIVISION - ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2004		2005
2005	2004		3Q	4Q	1Q	2Q	3Q
		INDIVIDUAL ANNUITIES:
		Account Values in General Account (1):
9,613	7,660	Beginning balance	10,101	10,026	9,613	9,662	9,782
580	860	Premiums and deposits	273	182	185	308	87
(685)	(647)	Surrenders and withdrawals	(187)	(163)	(239)	(244)	(202)

(105)	213	Net sales (redemptions)	86	19	(54)	64	(115)
(231)	(240)	Benefit payments	(77)	(78)	(82)	(82)	(67)

(336)	(27)	Net flows	9	(59)	(136)	(18)	(182)
273	239	Interest credited and other	99	96	90	92	91
(107)	2,158	Net transfers (to) from separate account (2)	(182)	(449)	97	48	(252)
(6)	(4)	Policy charges	(1)	(1)	(2)	(2)	(2)

9,437	10,026	Ending balance	10,026	9,613	9,662	9,782	9,437

		Account Values in Separate Account:
41,684	39,803	Beginning balance	38,548	38,308	41,684	40,602	41,684
4,896	4,121	Premiums and deposits	1,161	1,175	1,300	1,714	1,882
(3,736)	(3,380)	Surrenders and withdrawals	(1,123)	(1,225)	(1,206)	(1,279)	(1,251)

1,160	741	Net sales (redemptions)	38	(50)	94	435	631
(331)	(342)	Benefit payments	(118)	(116)	(104)	(109)	(118)

829	399	Net flows	(80)	(166)	(10)	326	513
1,952	698	Change in market value, interest credited and other	(196)	3,249	(818)	964	1,806
107	(2,158)	Net transfers (to) from general account (2)	182	449	(97)	(48)	252
(492)	(434)	Policy charges	(146)	(156)	(157)	(160)	(175)

44,080	38,308	Ending balance	38,308	41,684	40,602	41,684	44,080

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

(2)	Includes the transfer in classification, as of January 1, 2004, of $2,168 million of assets from separate account to general account, reflecting the adoption of Statement of Position 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Non-Traditional Long-Duration Contracts and for Separate Accounts” (SOP 03-1).

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

INSURANCE DIVISION - DEFERRED POLICY ACQUISITION COSTS

(in millions)

Year-to-date			2004		2005
2005	2004		3Q	4Q	1Q	2Q	3Q
		INDIVIDUAL LIFE INSURANCE:
3,151	3,194	Beginning balance	3,141	3,012	3,151	3,210	3,162
232	224	Capitalization	72	87	74	79	79
(294)	(213)	Amortization - operating results	(75)	(61)	(72)	(70)	(152)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
69	(193)	Impact of unrealized (gains) or losses on AFS securities	(127)	113	57	(57)	69

3,158	3,012	Ending balance	3,012	3,151	3,210	3,162	3,158

		INDIVIDUAL ANNUITIES:
907	636	Beginning balance	851	837	907	1,012	1,049
308	278	Capitalization	83	75	83	117	108
(136)	(121)	Amortization - operating results	(44)	(4)	(54)	(55)	(27)
(3)	—	Amortization - realized investment gains and losses	2	(2)	(1)	2	(4)
79	40	Impact of unrealized (gains) or losses on AFS securities	(55)	1	77	(27)	29
—	4	Other (1)	—	—	—	—	—

1,155	837	Ending balance	837	907	1,012	1,049	1,155

		GROUP INSURANCE:
111	88	Beginning balance	101	106	111	118	155
62	21	Capitalization	6	6	8	38	16
(3)	(3)	Amortization - operating results	(1)	(1)	(1)	(1)	(1)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

170	106	Ending balance	106	111	118	155	170

		TOTAL INSURANCE DIVISION:
4,169	3,918	Beginning balance	4,093	3,955	4,169	4,340	4,366
602	523	Capitalization	161	168	165	234	203
(433)	(337)	Amortization - operating results	(120)	(66)	(127)	(126)	(180)
(3)	—	Amortization - realized investment gains and losses	2	(2)	(1)	2	(4)
148	(153)	Impact of unrealized (gains) or losses on AFS securities	(182)	114	134	(84)	98
—	4	Other (1)	—	—	—	—	—

4,483	3,955	Ending balance	3,955	4,169	4,340	4,366	4,483

(1)	Reflects the impact of adoption of SOP 03-1 on January 1, 2004.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2004		2005
2005	2004		3Q	4Q	1Q	2Q	3Q
		Individual Life Insurance:
		Policy Surrender Experience:
535	483	Cash value of surrenders	167	150	155	166	214
3.6%	3.5%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	3.6%	3.1%	3.2%	3.4%	4.3%

		Death benefits per $1,000 of in force (1):
2.97	2.80	Variable and universal life	2.64	2.46	3.10	2.88	2.95
1.25	1.26	Term life	1.43	1.67	1.37	1.32	1.27
2.64	2.58	Total, Individual Life Insurance	2.49	2.40	2.74	2.67	2.63

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2004		2005
2005	2004		3Q	4Q	1Q	2Q	3Q
		GROUP INSURANCE NEW ANNUALIZED PREMIUMS:
336	195	Group life	34	42	274	30	32
137	143	Group disability (1)	38	18	76	46	15

473	338	Total	72	60	350	76	47

		Future Policy Benefits (2):
		Group life	1,734	1,881	1,891	1,948	1,924
		Group disability (1)	291	302	362	375	395

		Total	2,025	2,183	2,253	2,323	2,319

		Policyholders’ Account Balances (2):
		Group life	4,412	4,566	4,516	4,462	4,434
		Group disability (1)	66	71	74	85	90

		Total	4,478	4,637	4,590	4,547	4,524

		Separate Account Liabilities (2):
		Group life	11,198	12,483	12,832	15,954	15,983
		Group disability (1)	—	—	—	—	—

		Total	11,198	12,483	12,832	15,954	15,983

		Group Life Insurance:
2,045	1,924	Gross premiums, policy charges and fee income (3)	637	762	694	683	668
2,115	1,952	Earned premiums, policy charges and fee income	659	650	714	707	694
89.7%	88.8%	Benefits ratio	87.7%	83.7%	90.1%	89.7%	89.5%
9.6%	10.5%	Administrative operating expense ratio	10.8%	12.1%	8.9%	9.7%	10.3%
		Persistency ratio	94.3%	93.9%	96.8%	96.4%	95.6%

		Group Disability Insurance (1):
591	532	Gross premiums, policy charges and fee income (3)	182	179	188	210	193
557	514	Earned premiums, policy charges and fee income	176	176	178	195	184
96.2%	95.3%	Benefits ratio	95.5%	92.6%	102.8%	94.9%	91.3%
20.6%	21.6%	Administrative operating expense ratio	22.0%	23.5%	22.3%	19.1%	20.7%
		Persistency ratio	87.4%	85.8%	91.6%	90.2%	87.1%

(1)	Group disability amounts include long-term care products.

(2)	As of end of period.

(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

COMBINED STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

Year-to-date		% Change		2004		2005
2005	2004			3Q	4Q	1Q	2Q	3Q
			Revenues (1):
250	82	205%	Premiums	43	11	41	103	106
140	108	30%	Policy charges and fee income	43	47	46	48	46
1,924	1,726	11%	Net investment income	619	617	637	631	656
2,277	1,682	35%	Commissions, investment management fees, and other income	572	734	749	726	802

4,591	3,598	28%	Total revenues	1,277	1,409	1,473	1,508	1,610

			Benefits and Expenses (1):
783	653	20%	Insurance and annuity benefits	237	209	215	272	296
1,212	974	24%	Interest credited to policyholders’ account balances	372	388	384	397	431
70	27	159%	Interest expense	17	21	22	25	23
(46)	(32)	-44%	Deferral of acquisition costs	(10)	(19)	(17)	(16)	(13)
41	44	-7%	Amortization of acquisition costs	15	9	14	14	13
1,820	1,688	8%	General and administrative expenses	570	690	551	666	603

3,880	3,354	16%	Total benefits and expenses	1,201	1,298	1,169	1,358	1,353

711	244	191%	Adjusted operating income before income taxes	76	111	304	150	257

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

COMBINING STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

	Nine Months Ended September 30, 2005				Quarter Ended September 30, 2005
	Total Investment Division	Asset Management	Financial Advisory	Retirement	Total Investment Division	Asset Management	Financial Advisory	Retirement
Revenues (1):
Premiums	250	—	—	250	106	—	—	106
Policy charges and fee income	140	—	—	140	46	—	—	46
Net investment income	1,924	53	7	1,864	656	20	3	633
Commissions, investment management fees, and other income	2,277	1,207	322	748	802	421	119	262

Total revenues	4,591	1,260	329	3,002	1,610	441	122	1,047

Benefits and Expenses (1):
Insurance and annuity benefits	783	—	—	783	296	—	—	296
Interest credited to policyholders’ account balances	1,212	—	—	1,212	431	—	—	431
Interest expense	70	10	—	60	23	3	—	20
Deferral of acquisition costs	(46)	(14)	—	(32)	(13)	(5)	—	(8)
Amortization of acquisition costs	41	26	—	15	13	8	—	5
General and administrative expenses	1,820	883	380	557	603	319	91	193

Total benefits and expenses	3,880	905	380	2,595	1,353	325	91	937

Adjusted operating income before income taxes	711	355	(51)	407	257	116	31	110

	Nine Months Ended September 30, 2004				Quarter Ended September 30, 2004
	Total Investment Division	Asset Management	Financial Advisory	Retirement	Total Investment Division	Asset Management	Financial Advisory	Retirement
Revenues (1):
Premiums	82	—	—	82	43	—	—	43
Policy charges and fee income	108	—	—	108	43	—	—	43
Net investment income	1,726	51	1	1,674	619	16	—	603
Commissions, investment management fees, and other income	1,682	995	221	466	572	317	44	211

Total revenues	3,598	1,046	222	2,330	1,277	333	44	900

Benefits and Expenses (1):
Insurance and annuity benefits	653	—	—	653	237	—	—	237
Interest credited to policyholders’ account balances	974	—	—	974	372	—	—	372
Interest expense	27	8	—	19	17	3	—	14
Deferral of acquisition costs	(32)	(15)	—	(17)	(10)	(4)	—	(6)
Amortization of acquisition costs	44	34	—	10	15	11	—	4
General and administrative expenses	1,688	843	392	453	570	265	120	185

Total benefits and expenses	3,354	870	392	2,092	1,201	275	120	806

Adjusted operating income before income taxes	244	176	(170)	238	76	58	(76)	94

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

INVESTMENT DIVISION - SUPPLEMENTARY REVENUE INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in millions)

Year-to-date		% Change		2004		2005
2005	2004			3Q	4Q	1Q	2Q	3Q
			Asset Management Segment:
			Analysis of revenues by source:
			Investment Management and Advisory Services:
175	161	9%	Retail customers	53	58	58	57	60
434	318	36%	Institutional customers	106	124	134	149	151
193	170	14%	General account	58	64	65	65	63

802	649	24%	Subtotal	217	246	257	271	274
458	397	15%	Mutual Fund, managed account and other revenues (1)	116	172	161	130	167

1,260	1,046	20%	Total Asset Management segment revenues	333	418	418	401	441

			Analysis of commissions, investment management fees and other revenues by type:
			Investment Management and Advisory Services:
722	597	21%	Asset-based fees	202	215	226	247	249
54	29	86%	Transaction-based and other revenues	8	23	21	19	14

776	626	24%	Subtotal	210	238	247	266	263
431	369	17%	Mutual Fund, managed account and other revenues (1)	107	162	153	120	158

1,207	995	21%	Total	317	400	400	386	421

(1)	Represents mutual fund, managed account and other revenues other than asset management fees, which are included in appropriate categories above.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

INVESTMENT DIVISION - SUPPLEMENTARY INFORMATION FOR FINANCIAL ADVISORY SEGMENT

(dollar amounts in millions unless otherwise noted)

Year-to-date			2004		2005
2005	2004		3Q	4Q	1Q	2Q	3Q
		Information pertaining to Wachovia Securities Financial Holdings, LLC:
		Revenues:
182	166	Net investment income	55	59	56	61	65
1,403	1,670	Commissions	454	526	482	457	464
1,357	1,208	Fees	413	429	443	455	459
123	86	Other non-interest revenues	31	21	29	41	53

3,065	3,130	Total revenues	953	1,035	1,010	1,014	1,041
		Expenses:
2,637	2,805	Expenses before transition costs	875	902	871	885	881
65	222	Transition costs	99	78	28	37	—

2,702	3,027	Total expenses	974	980	899	922	881

363	103	Income (loss) before income taxes	(21)	55	111	92	160

138	39	Prudential Financial, Inc., 38% share of Wachovia Securities Financial Holdings, LLC	(8)	21	42	35	61
(7)	(5)	Purchase accounting and related adjustments	(1)	3	(3)	(2)	(2)

131	34	Prudential Financial, Inc., equity income from Wachovia Securities Financial Holdings, LLC	(9)	24	39	33	59

		Recurring revenue as a percentage of total non-interest revenue (1)	47.9%	43.9%	47.1%	47.6%	47.7%
		Total client assets ($ in billions) (2)	615.9	652.6	644.7	655.6	683.1
		Distribution representatives (2):
		Series 7 Financial Advisors	7,964	8,017	7,883	7,833	7,941
		Series 6 Financial Representatives	2,594	2,502	2,451	2,456	2,493
		Customer debit balances ($ in billions) (2)	6.0	6.1	5.8	5.7	5.6
(49)	(166)	Prudential Financial, Inc. income (loss) from investment in Wachovia Securities Financial Holdings, LLC, including 38% interest in results, costs incurred at Prudential level, and purchase accounting adjustments	(69)	(83)	12	(98)	37

(1)	Calculated on a YTD annualized basis.

(2)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

INVESTMENT DIVISION - ASSETS UNDER MANAGEMENT FOR INVESTMENT MANAGEMENT AND ADVISORY SERVICES OPERATIONS

(in billions)

	September 30, 2005
	Equity	Fixed Income	Real Estate	Total
Retail customers	51.2	17.9	1.4	70.5
Institutional customers	46.7	66.4	16.7	129.8
General account	3.2	152.0	1.1	156.3

Total	101.1	236.3	19.2	356.6

	September 30, 2004
	Equity	Fixed Income	Real Estate	Total
Retail customers	42.0	19.3	1.0	62.3
Institutional customers	37.8	57.8	13.3	108.9
General account	2.7	148.3	1.3	152.3

Total	82.5	225.4	15.6	323.5

Year-to-date			2004		2005
2005	2004		3Q	4Q	1Q	2Q	3Q
		Institutional Assets Under Management:
		Assets gathered by Investment Management & Advisory Services sales force:
84.8	69.3	Beginning assets under management	74.0	76.5	84.8	85.7	91.1
15.2	13.6	Additions to managed portfolio	3.5	8.6	3.1	5.0	7.1
(9.0)	(8.9)	Withdrawals	(1.5)	(3.5)	(1.8)	(2.1)	(5.1)
4.3	2.3	Change in market value	0.7	3.8	(0.6)	2.7	2.2
(0.3)	0.2	Net money market flows	(0.2)	(0.6)	0.2	(0.2)	(0.3)

95.0	76.5	Ending assets under management	76.5	84.8	85.7	91.1	95.0
34.8	32.4	Other institutional assets under management	32.4	34.4	33.3	34.2	34.8

129.8	108.9	Total assets managed for institutional customers at end of period	108.9	119.2	119.0	125.3	129.8

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

INVESTMENT DIVISION - MUTUAL FUNDS AND WRAP-FEE PRODUCTS

(in millions)

Year-to-date			2004		2005
2005	2004		3Q	4Q	1Q	2Q	3Q
		Mutual Funds Assets Under Management:
30,686	46,784	Beginning total mutual funds assets	39,774	29,674	30,686	29,894	30,446
3,185	2,176	Sales (other than money market)	631	827	874	1,288	1,023
(5,067)	(4,070)	Redemptions (other than money market)	(1,217)	(1,692)	(1,592)	(1,582)	(1,893)
2,365	578	Reinvestment of distributions and change in market value	(307)	2,507	(500)	1,174	1,691
(119)	(15,794)	Net money market sales	(9,207)	(630)	426	(328)	(217)

31,050	29,674	Ending total mutual funds assets	29,674	30,686	29,894	30,446	31,050

(1,882)	(1,894)	Net mutual funds redemptions other than money market	(586)	(865)	(718)	(294)	(870)

		Wrap-fee Products Assets Under Administration:
41,254	19,833	Beginning total wrap-fee product assets	27,728	36,408	41,254	43,054	46,621
16,713	7,764	Sales	3,588	4,345	5,672	5,623	5,418
(8,180)	(4,886)	Redemptions	(1,885)	(2,766)	(2,837)	(2,735)	(2,608)
1,965	(187)	Reinvestment of distributions and change in market value	(893)	3,267	(1,035)	679	2,321
—	13,884	Other (1)	7,870	—	—	—	—

51,752	36,408	Ending total wrap-fee product assets	36,408	41,254	43,054	46,621	51,752

8,533	2,878	Net wrap-fee product sales	1,703	1,579	2,835	2,888	2,810

		MUTUAL FUNDS AND WRAP-FEE PRODUCTS GROSS SALES BY DISTRIBUTION CHANNEL
		Mutual funds, excluding wrap-fee products (2):
279	300	Prudential Agents	72	76	104	93	82
2,743	1,799	Third party distributors	534	727	764	1,041	938
163	77	Other	25	24	6	154	3

3,185	2,176	Total	631	827	874	1,288	1,023

		Wrap-fee products:
541	433	Prudential Agents	120	136	175	174	192
16,172	7,331	Third party distributors (3)	3,468	4,209	5,497	5,449	5,226

16,713	7,764	Total	3,588	4,345	5,672	5,623	5,418

(1)	As a result of agreements in connection with the formation of the retail securities brokerage joint venture with Wachovia, the Asset Management segment assumed administrative responsibilities for Wachovia Securities customer assets under wrap-fee and managed account programs.

(2)	Other than money market.

(3)	Substantially all relates to a contractual arrangement with Wachovia which provides for an essentially fixed annual fee commencing July 1, 2005.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

INVESTMENT DIVISION - RETIREMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2004		2005
2005	2004		3Q	4Q	1Q	2Q	3Q
		RETIREMENT SALES AND ACCOUNT VALUES

		Defined Contribution:

66,660	28,658	Beginning total account value	63,841	63,481	66,660	66,739	68,035
7,549	6,154	Sales	2,791	2,736	3,196	2,180	2,173
(7,333)	(7,096)	Withdrawals	(3,041)	(3,325)	(2,729)	(2,234)	(2,370)
3,291	1,108	Change in market value and interest credited	(110)	3,768	(388)	1,350	2,329
—	34,657	Acquisition	—	—	—	—	—

70,167	63,481	Ending total account value	63,481	66,660	66,739	68,035	70,167

216	(942)	Net sales (withdrawals)	(250)	(589)	467	(54)	(197)

		Asset management of ending total account value:
		Proprietary	42,604	44,069	43,853	44,511	45,644
		Non-proprietary	20,877	22,591	22,886	23,524	24,523

		Total	63,481	66,660	66,739	68,035	70,167

		Guaranteed Products:

63,146	41,955	Beginning total account value	60,365	60,844	63,146	63,146	64,195
5,991	3,881	Sales	1,676	2,233	1,933	1,820	2,238
(5,654)	(5,276)	Withdrawals and benefits	(2,113)	(1,945)	(1,903)	(1,923)	(1,828)
2,416	1,845	Change in market value and interest income	945	1,849	333	1,379	704
(501)	(704)	Other (1)	(29)	165	(363)	(227)	89
—	19,143	Acquisition	—	—	—	—	—

65,398	60,844	Ending total account value	60,844	63,146	63,146	64,195	65,398

337	(1,395)	Net sales (withdrawals)	(437)	288	30	(103)	410

		Product composition of ending total account value
		Spread-based products	23,396	24,244	24,878	25,428	25,193
		Fee-based products	37,448	38,902	38,268	38,767	40,205

		Total	60,844	63,146	63,146	64,195	65,398

(1)	Represents changes in asset balances for externally managed accounts. Includes a $152 million reduction in account value as of January 1, 2004 reflecting the adoption of SOP 03-1.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year-to-date		% Change		2004		2005
2005	2004			3Q	4Q	1Q	2Q	3Q
			Revenues (1):
4,670	3,976	17%	Premiums	1,292	1,366	1,552	1,550	1,568
204	179	14%	Policy charges and fee income	55	61	71	66	67
964	704	37%	Net investment income	242	234	309	318	337
302	261	16%	Commissions, investment management fees, and other income	96	101	112	84	106

6,140	5,120	20%	Total revenues	1,685	1,762	2,044	2,018	2,078

			Benefits and Expenses (1):
3,713	3,188	16%	Insurance and annuity benefits	1,015	1,061	1,258	1,200	1,255
150	84	79%	Interest credited to policyholders’ account balances	29	33	46	52	52
19	4	375%	Interest expense	1	3	6	6	7
(757)	(614)	-23%	Deferral of acquisition costs	(206)	(235)	(251)	(265)	(241)
297	256	16%	Amortization of acquisition costs	92	109	101	108	88
1,676	1,452	15%	General and administrative expenses	494	538	573	570	533

5,098	4,370	17%	Total benefits and expenses	1,425	1,509	1,733	1,671	1,694

1,042	750	39%	Adjusted operating income before income taxes	260	253	311	347	384

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

	Nine Months Ended September 30, 2005				Quarter Ended September 30, 2005
	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	4,670	2,814	1,856	—	1,568	909	659	—
Policy charges and fee income	204	153	51	—	67	54	13	—
Net investment income	964	424	504	36	337	144	178	15
Commissions, investment management fees, and other income	302	(18)	1	319	106	(3)	3	106

Total revenues	6,140	3,373	2,412	355	2,078	1,104	853	121

Benefits and Expenses (1):
Insurance and annuity benefits	3,713	2,174	1,539	—	1,255	688	567	—
Interest credited to policyholders’ account balances	150	73	77	—	52	23	29	—
Interest expense	19	17	(1)	3	7	6	—	1
Deferral of acquisition costs	(757)	(559)	(198)	—	(241)	(176)	(65)	—
Amortization of acquisition costs	297	224	73	—	88	74	14	—
General and administrative expenses	1,676	865	531	280	533	272	167	94

Total benefits and expenses	5,098	2,794	2,021	283	1,694	887	712	95

Adjusted operating income before income taxes	1,042	579	391	72	384	217	141	26

	Nine Months Ended September 30, 2004				Quarter Ended September 30, 2004
	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	3,976	2,191	1,785	—	1,292	742	550	—
Policy charges and fee income	179	120	59	—	55	38	17	—
Net investment income	704	232	450	22	242	82	152	8
Commissions, investment management fees, and other income	261	(18)	(19)	298	96	(8)	(6)	110

Total revenues	5,120	2,525	2,275	320	1,685	854	713	118

Benefits and Expenses (1):
Insurance and annuity benefits	3,188	1,697	1,491	—	1,015	558	457	—
Interest credited to policyholders’ account balances	84	12	72	—	29	4	25	—
Interest expense	4	8	(6)	2	1	2	(2)	1
Deferral of acquisition costs	(614)	(447)	(167)	—	(206)	(150)	(56)	—
Amortization of acquisition costs	256	199	57	—	92	73	19	—
General and administrative expenses	1,452	667	519	266	494	228	170	96

Total benefits and expenses	4,370	2,136	1,966	268	1,425	715	613	97

Adjusted operating income before income taxes	750	389	309	52	260	139	100	21

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

INTERNATIONAL INSURANCE SEGMENT - SUPPLEMENTARY INCOME STATEMENT INFORMATION

(Yen and Dollars in millions)

Year-to-date			2004		2005
2005	2004		3Q	4Q	1Q	2Q	3Q
		Japanese Yen Basis Results:
		Revenues (1):
¥261,222	¥194,602	Japanese insurance operations excluding Gibraltar Life	¥65,655	¥66,171	¥91,001	¥83,651	¥86,570
259,422	249,757	Gibraltar Life	78,986	78,006	78,294	86,825	94,303

520,644	444,359	Total revenues, Japan, yen basis	144,641	144,177	169,295	170,476	180,873

		Benefits and Expenses (1):
205,963	157,682	Japanese insurance operations excluding Gibraltar Life	52,373	53,252	74,269	65,964	65,730
216,608	213,620	Gibraltar Life	67,358	67,174	66,826	71,032	78,750

422,571	371,302	Total benefits and expenses, Japan, yen basis	119,731	120,426	141,095	136,996	144,480

		Adjusted operating income (2):
55,259	36,920	Japanese insurance operations excluding Gibraltar Life	13,282	12,919	16,732	17,687	20,840
42,813	36,137	Gibraltar Life	11,628	10,832	11,468	15,793	15,552

¥98,072	¥73,057	Total adjusted operating income, Japan, yen basis	¥24,910	¥23,751	¥28,200	¥33,480	¥36,392

		U.S. Dollar adjusted operating income (3):
$503	$315	Japanese insurance operations excluding Gibraltar Life	$113	$111	$154	$159	$190
391	309	Gibraltar Life	100	93	106	144	141

894	624	Total adjusted operating income, Japan, U.S. dollar basis	213	204	260	303	331
76	74	All other countries	26	15	25	24	27

$970	$698	Total adjusted operating income, International Insurance segment, U.S. dollar basis	$239	$219	$285	$327	$358

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

(2)	Adjusted operating income on yen basis excludes impact of currency hedging.

(3)	U.S. dollar adjusted operating income includes impact of currency hedging.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(dollar amounts in millions unless otherwise noted)

Year-to-date			2004		2005
2005	2004		3Q	4Q	1Q	2Q	3Q
		INTERNATIONAL INSURANCE OPERATING DATA:
		Actual exchange rate basis (1):
		Net premiums, policy charges and fee income:
2,099	1,628	Japan, excluding Gibraltar Life	542	579	752	678	669
1,907	1,844	Gibraltar Life	567	567	590	645	672
868	683	All other countries	238	281	281	293	294

4,874	4,155	Total	1,347	1,427	1,623	1,616	1,635

		Annualized new business premiums:
467	324	Japan, excluding Gibraltar Life	103	127	171	179	117
249	211	Gibraltar Life	68	66	71	96	82
198	150	All other countries	50	67	66	68	64

914	685	Total	221	260	308	343	263

		Constant exchange rate basis (2):
		Net premiums, policy charges and fee income:
2,091	1,645	Japan, excluding Gibraltar Life	553	565	730	674	687
1,891	1,853	Gibraltar Life	575	565	568	635	688
783	694	All other countries	241	269	252	262	269

4,765	4,192	Total	1,369	1,399	1,550	1,571	1,644

		Annualized new business premiums:
466	325	Japan, excluding Gibraltar Life	104	125	168	178	120
246	212	Gibraltar Life	68	66	69	94	83
178	151	All other countries	49	66	60	61	57

890	688	Total	221	257	297	333	260

(1)	Translated based on applicable average exchange rates for the period shown.

(2)	Translated based on average exchange rates for the year ended December 31, 2004.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2004		2005
	3Q	4Q	1Q	2Q	3Q
Face amount of individual policies in force at end of period (in billions) (1): (Constant exchange rate basis)
Japan, excluding Gibraltar Life	192	207	211	216	219
Gibraltar Life	217	214	212	209	208
All other countries	76	79	82	83	85

Total	485	500	505	508	512

Number of individual policies in force at end of period (in thousands):
Japan, excluding Gibraltar Life	1,304	1,696	1,737	1,780	1,808
Gibraltar Life	4,109	4,070	4,025	3,961	3,938
All other countries	925	965	1,001	1,036	1,064

Total	6,338	6,731	6,763	6,777	6,810

International insurance policy persistency (2):
13 months	92.8%	93.0%	92.9%	93.1%	93.3%
25 months	86.5%	86.3%	86.2%	86.2%	86.6%
Number of Life Planners at end of period (3):
Japan	2,509	2,550	2,665	2,603	2,752
All other countries	2,725	2,835	2,890	2,926	2,950

Total	5,234	5,385	5,555	5,529	5,702

(1)	Translated based on exchange rates as of December 31, 2004.

(2)	Excluding Gibraltar Life.

(3)	Excluding Gibraltar Life Advisors.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	September 30, 2005				December 31, 2004
	Consolidated Portfolio	Closed Block Business	Financial Services Businesses		Consolidated Portfolio	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available for sale, at fair value (1)	121,800	36,174	85,626	57.9%	118,400	34,683	83,717	57.1%
Public, held to maturity, at amortized cost	2,974	—	2,974	2.0%	2,624	—	2,624	1.8%
Private, available for sale, at fair value (1)	31,222	13,416	17,806	12.1%	32,336	14,130	18,206	12.4%
Private, held to maturity, at amortized cost	196	—	196	0.1%	123	—	123	0.1%
Trading account assets supporting insurance liabilities, at fair value	14,208	—	14,208	9.6%	12,964	—	12,964	8.8%
Other trading account assets, at fair value	67	—	67	0.0%	130	—	130	0.1%
Equity securities, available for sale, at fair value	4,684	2,742	1,942	1.3%	4,271	2,620	1,651	1.1%
Commercial loans	23,392	7,285	16,107	10.9%	24,389	7,297	17,092	11.6%
Policy loans	8,364	5,405	2,959	2.0%	8,373	5,454	2,919	2.0%
Other long-term investments (2)	4,874	945	3,929	2.7%	4,978	1,047	3,931	2.7%
Short-term investments	3,470	1,439	2,031	1.4%	5,245	1,840	3,405	2.3%

Subtotal (3)	215,251	67,406	147,845	100.0%	213,833	67,071	146,762	100.0%

Invested assets of other entities and operations (4)	2,491	—	2,491		2,791	—	2,791

Total investments	217,742	67,406	150,336		216,624	67,071	149,553

Fixed Maturities by Credit Quality (3):

	September 30, 2005					December 31, 2004
	Financial Services Businesses					Financial Services Businesses
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:
NAIC Rating (5) Rating Agency Equivalent
1 Aaa, Aa, A	66,206	2,445	269	68,382	77.2%	63,553	2,500	276	65,777	76.2%
2 Baa	15,330	806	138	15,998	18.1%	16,463	980	123	17,320	20.1%

Subtotal Investment Grade	81,536	3,251	407	84,380	95.3%	80,016	3,480	399	83,097	96.3%

3 Ba	2,588	124	35	2,677	3.0%	2,096	176	72	2,200	2.5%
4 B	1,335	87	14	1,408	1.6%	839	93	1	931	1.1%
5 C and lower	100	6	4	102	0.1%	85	13	2	96	0.1%
6 In or near default	27	7	1	33	0.0%	25	9	—	34	0.0%

Subtotal Below Investment Grade	4,050	224	54	4,220	4.7%	3,045	291	75	3,261	3.7%

Total	85,586	3,475	461	88,600	100.0%	83,061	3,771	474	86,358	100.0%

Private Fixed Maturities:
NAIC Rating (5) Rating Agency Equivalent
1 Aaa, Aa, A	5,827	264	31	6,060	33.7%	4,917	321	19	5,219	28.5%
2 Baa	9,435	587	45	9,977	55.4%	9,831	695	25	10,501	57.3%

Subtotal Investment Grade	15,262	851	76	16,037	89.1%	14,748	1,016	44	15,720	85.8%

3 Ba	1,148	49	7	1,190	6.6%	1,520	102	1	1,621	8.8%
4 B	406	34	1	439	2.4%	399	42	3	438	2.4%
5 C and lower	236	33	—	269	1.5%	293	32	1	324	1.8%
6 In or near default	63	8	2	69	0.4%	224	9	6	227	1.2%

Subtotal Below Investment Grade	1,853	124	10	1,967	10.9%	2,436	185	11	2,610	14.2%

Total	17,115	975	86	18,004	100.0%	17,184	1,201	55	18,330	100.0%

(1)	Classification for the earlier period presented has been conformed to the current presentation.

(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our equity investment in Wachovia Securities Financial Holdings, LLC) and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments.

(3)	Excludes (i) assets of our securities brokerage, securities trading, and banking operations, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.

(4)	Includes assets of our securities brokerage, securities trading, banking and asset management operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “separate account assets” on our balance sheet. Our investment in Wachovia Securities Financial Holdings, LLC is included in “Other assets”.

(5)	Reflects equivalent ratings for investments of international insurance operations that are not rated by United States insurance regulatory authorities. Includes, as of September 30, 2005 and December 31, 2004, respectively, 184 securities with amortized cost of $2,770 million (fair value $2,809 million) and 206 securities with amortized cost of $2,910 million (fair value, $2,972 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	September 30, 2005		December 31, 2004
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations:
Fixed maturities:
Public, available for sale, at fair value (1)	32,168	70.8%	33,090	69.8%
Public, held to maturity, at amortized cost	2,974	6.5%	2,624	5.5%
Private, available for sale, at fair value (1)	2,696	5.9%	2,309	4.9%
Private, held to maturity, at amortized cost	196	0.4%	123	0.3%
Trading account assets supporting insurance liabilities, at fair value	956	2.1%	885	1.9%
Other trading account assets, at fair value	28	0.1%	71	0.1%
Equity securities, available for sale, at fair value	1,727	3.8%	1,470	3.1%
Commercial loans	2,592	5.7%	3,371	7.1%
Policy loans	978	2.2%	1,037	2.2%
Other long-term investments (2)	1,051	2.3%	1,375	2.9%
Short-term investments	77	0.2%	1,031	2.2%

Total	45,443	100.0%	47,386	100.0%

	September 30, 2005		December 31, 2004
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (3):
Fixed maturities:
Public, available for sale, at fair value (1)	53,458	52.2%	50,627	51.0%
Public, held to maturity, at amortized cost	—	0.0%	—	0.0%
Private, available for sale, at fair value (1)	15,110	14.8%	15,897	16.0%
Private, held to maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	13,252	13.0%	12,079	12.2%
Other trading account assets, at fair value	39	0.0%	59	0.0%
Equity securities, available for sale, at fair value	215	0.2%	181	0.2%
Commercial loans	13,515	13.2%	13,721	13.8%
Policy loans	1,981	1.9%	1,882	1.9%
Other long-term investments (2)	2,878	2.8%	2,556	2.5%
Short-term investments	1,954	1.9%	2,374	2.4%

Total	102,402	100.0%	99,376	100.0%

(1)	Classification for the earlier period presented has been conformed to the current presentation.

(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our equity investment in Wachovia Securities Financial Holdings, LLC) and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments. Our investment in Wachovia Securities Financial Holdings, LLC is included in “Other assets”.

(3)	Excludes (i) assets of our securities brokerage, securities trading, and banking operations, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended September 30
	2005			2004
			Realized Gains / (Losses)			Realized Gains / (Losses)
	Investment Income			Investment Income
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1) (4):
Fixed maturities	4.62%	1,186	45	4.52%	1,012	79
Equity securities	4.59%	19	40	3.70%	11	15
Commercial loans	6.67%	196	(7)	6.50%	185	(16)
Policy loans	4.96%	36	—	4.99%	32	—
Short-term investments and cash equivalents	2.68%	52	—	1.59%	24	(1)
Other investments	9.78%	120	(2)	8.64%	126	(40)

Gross investment income before investment expenses	4.96%	1,609	76	4.78%	1,390	37
Investment expenses	-0.12%	(93)	—	-0.15%	(70)	—

Subtotal	4.84%	1,516	76	4.63%	1,320	37

Investment results of other entities and operations (2)		74	17		77	(1)
Less, investment income relating to divested businesses		(3)			—

Total		1,587	93		1,397	36

	Nine Months Ended September 30
	2005			2004
			Realized Gains / (Losses)			Realized Gains / (Losses)
	Investment Income			Investment Income
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1) (4):
Fixed maturities	4.63%	3,492	87	4.61%	2,946	118
Equity securities	3.77%	44	54	2.62%	22	94
Commercial loans	6.84%	601	111	6.70%	568	(2)
Policy loans	4.86%	105	—	4.77%	92	—
Short-term investments and cash equivalents	2.60%	143	—	1.54%	71	(1)
Other investments	7.88%	281	348	8.51%	301	7

Gross investment income before investment expenses	4.88%	4,666	600	4.85%	4,000	216
Investment expenses	-0.15%	(271)	—	-0.16%	(185)	—

Subtotal	4.73%	4,395	600	4.69%	3,815	216

Investment results of other entities and operations (2)		217	20		157	(58)
Less, investment income relating to divested businesses		(11)			(1)

Total		4,601	620		3,971	158

(1)	Excludes assets of our securities brokerage operations, securities trading operations, banking operations, commercial loans and trading account assets supporting insurance liabilities where the investment results generally inure to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.

(2)	Investment income of securities brokerage, securities trading, banking operations, and commercial loans supporting insurance liabilities where the investment results generally inure to contractholders.

(3)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally inure to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.

(4)	Classification for the earlier period presented has been conformed to the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended September 30
	2005			2004
			Realized Gains / (Losses)			Realized Gains / (Losses)
	Investment Income			Investment Income
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations (2):
Fixed maturities	2.36%	220	(1)	1.96%	154	(4)
Equity securities	4.63%	16	26	3.49%	10	2
Commercial loans	4.12%	28	4	4.18%	28	5
Policy loans	3.49%	8	—	3.78%	7	—
Short-term investments and cash equivalents	0.93%	2	—	8.31%	1	(1)
Other investments	10.45%	26	(36)	8.08%	23	(1)

Gross investment income before investment expenses	2.73%	300	(7)	2.39%	223	1
Investment expenses	-0.19%	(21)	—	-0.21%	(19)	—

Total	2.54%	279	(7)	2.18%	204	1

	Nine Months Ended September 30
	2005			2004
			Realized Gains / (Losses)			Realized Gains / (Losses)
	Investment Income			Investment Income
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations (2):
Fixed maturities	2.27%	638	(68)	1.94%	458	(12)
Equity securities	3.18%	33	38	2.26%	17	33
Commercial loans	4.10%	90	120	4.27%	88	20
Policy loans	3.40%	25	—	3.26%	20	—
Short-term investments and cash equivalents	0.51%	3	—	8.49%	2	(1)
Other investments	9.20%	82	80	8.01%	70	9

Gross investment income before investment expenses	2.60%	871	170	2.34%	655	49
Investment expenses	-0.19%	(64)	—	-0.21%	(59)	—

Total	2.41%	807	170	2.13%	596	49

(1)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to trading account assets supporting insurance liabilities where the investment results generally inure to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.

(2)	Classification for the earlier period presented has been conformed to the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended September 30
	2005			2004
			Realized Gains / (Losses)			Realized Gains / (Losses)
	Investment Income			Investment Income
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1) (3):
Fixed maturities	5.98%	966	46	5.96%	858	83
Equity securities	4.26%	3	14	5.27%	1	13
Commercial loans	7.45%	168	(11)	7.22%	157	(21)
Policy loans	5.70%	28	—	5.54%	25	—
Short-term investments and cash equivalents	2.99%	50	—	1.55%	23	—
Other investments	10.82%	94	34	8.82%	103	(39)

Gross investment income before investment expenses	6.21%	1,309	83	5.98%	1,167	36
Investment expenses	-0.09%	(72)	—	-0.12%	(51)	—

Total	6.12%	1,237	83	5.86%	1,116	36

	Nine Months Ended September 30
	2005			2004
			Realized Gains / (Losses)			Realized Gains / (Losses)
	Investment Income			Investment Income
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1) (3):
Fixed maturities	6.10%	2,854	155	6.22%	2,488	130
Equity securities	9.22%	11	16	5.23%	5	61
Commercial loans	7.75%	511	(9)	7.49%	480	(22)
Policy loans	5.63%	80	—	5.50%	72	—
Short-term investments and cash equivalents	3.03%	140	—	1.50%	69	—
Other investments	7.44%	199	268	8.70%	231	(2)

Gross investment income before investment expenses	6.19%	3,795	430	6.17%	3,345	167
Investment expenses	-0.12%	(207)	—	-0.13%	(126)	—

Total	6.07%	3,588	430	6.04%	3,219	167

(1)	Excludes assets of our securities brokerage operations, securities trading operations, banking operations, commercial loans and trading account assets supporting insurance liabilities where the investment results generally inure to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.

(2)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally inure to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.

(3)	Classification for the earlier period presented has been conformed to the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year ended December 31
2003		2004				2005
		1Q	2Q	3Q	4Q	1Q	2Q
	Revenues (1):
7,945	Premiums	2,196	2,217	2,183	2,224	2,529	2,598
2,024	Policy charges and fee income	567	600	615	644	626	629
4,935	Net investment income	1,244	1,330	1,397	1,413	1,499	1,515
3,254	Commissions, investment management fees, and other income	676	917	841	976	977	982

18,158	Total revenues	4,683	5,064	5,036	5,257	5,631	5,724

	Benefits and Expenses (1):
8,307	Insurance and annuity benefits	2,289	2,243	2,246	2,254	2,559	2,544
1,718	Interest credited to policyholders’ account balances	432	589	587	600	603	623
200	Interest expense	53	57	83	103	111	134
(1,270)	Deferral of acquisition costs	(388)	(373)	(360)	(407)	(416)	(500)
533	Amortization of acquisition costs	192	190	212	172	229	236
6,696	General and administrative expenses	1,555	1,715	1,633	1,856	1,659	1,864

16,184	Total benefits and expenses	4,133	4,421	4,401	4,578	4,745	4,901

1,974	Adjusted operating income before income taxes	550	643	635	679	886	823

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

Year ended December 31
2003		2004				2005
		1Q	2Q	3Q	4Q	1Q	2Q
	Revenues (1):
3,249	Premiums	855	833	852	848	941	950
1,740	Policy charges and fee income	490	496	519	541	513	519
1,446	Net investment income	369	378	402	422	433	420
387	Commissions, investment management fees, and other income	150	156	162	152	137	164

6,822	Total revenues	1,864	1,863	1,935	1,963	2,024	2,053

	Benefits and Expenses (1):
3,821	Insurance and annuity benefits	978	929	966	949	1,068	1,054
663	Interest credited to policyholders’ account balances	180	185	186	182	177	183
—	Interest expense	1	2	10	19	25	25
(595)	Deferral of acquisition costs	(182)	(180)	(161)	(168)	(165)	(234)
245	Amortization of acquisition costs	108	109	120	66	127	126
1,900	General and administrative expenses	568	580	569	618	537	633

6,034	Total benefits and expenses	1,653	1,625	1,690	1,666	1,769	1,787

788	Adjusted operating income before income taxes	211	238	245	297	255	266

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS AND SUPPLEMENTAL INFORMATION - GROUP INSURANCE SEGMENT

(dollars in millions)

Year ended December 31
2003		2004				2005
		1Q	2Q	3Q	4Q	1Q	2Q
	Revenues (1):
2,833	Premiums	754	730	741	725	818	833
262	Policy charges and fee income	71	76	94	101	74	69
585	Net investment income	135	138	143	145	151	148
37	Commissions, investment management fees, and other income	11	9	9	10	9	10

3,717	Total revenues	971	953	987	981	1,052	1,060

	Benefits and Expenses (1):
2,797	Insurance and annuity benefits	761	716	745	708	827	818
243	Interest credited to policyholders’ account balances	52	54	53	51	51	52
2	Interest expense	—	1	3	4	5	4
(34)	Deferral of acquisition costs	(7)	(8)	(6)	(6)	(8)	(38)
3	Amortization of acquisition costs	1	1	1	1	1	1
537	General and administrative expenses	138	143	143	169	138	177

3,548	Total benefits and expenses	945	907	939	927	1,014	1,014

169	Adjusted operating income before income taxes	26	46	48	54	38	46

	Group Life Insurance:
2,542	Gross premiums, policy charges and fee income (2)	674	613	637	762	694	683
2,453	Earned premiums, policy charges and fee income	652	641	659	650	714	707
89.9%	Benefits ratio	91.4%	87.2%	87.7%	83.7%	90.1%	89.7%
9.7%	Administrative operating expense ratio	9.5%	11.1%	10.8%	12.1%	8.9%	9.7%
	Group Disability Insurance (3):
662	Gross premiums, policy charges and fee income (2)	176	174	182	179	188	210
642	Earned premiums, policy charges and fee income	173	165	176	176	178	195
92.4%	Benefits ratio	95.4%	95.2%	95.5%	92.6%	102.8%	94.9%
22.5%	Administrative operating expense ratio	21.0%	21.8%	22.0%	23.5%	22.3%	19.1%

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

(2)	Before returns of premiums to participating policyholders for favorable claims experience.

(3)	Group disability amounts include long-term care products.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure that excludes Realized investment gains (losses), net (other than those associated with terminating hedges of foreign currency earnings and current period yield adjustments), and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; cumulative effect of accounting change; extraordinary gain on acquisition; and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and exclude these items as well. Adjusted operating income does not equate to “Income from continuing operations before income taxes, extraordinary gain on acquisition and cumulative effect of accounting change” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income should not be viewed as a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The excluded items are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

4. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company's equity that is not included in the Closed Block Business.

5. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

6. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

7. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

8. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations.

9. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services.

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

KEY DEFINITIONS AND FORMULAS

11. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Earnings Per Share of Common Stock:

Net income for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company's methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income of the Financial Services Businesses reflects these adjustments as well.

13. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

14. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

15. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

16. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

17. Individual Life Insurance Sales:

Scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis.

18. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

19. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors.

20. New annualized premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance new annualized premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance new annualized premiums include premiums from the takeover of claim liabilities. Single premium business for the company's international insurance operations is included in annualized new business premiums based on 10% credit.

21. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

KEY DEFINITIONS AND FORMULAS

22. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding unrealized gains and losses on investments.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 18.10% for the nine months ended September 30, 2005, 9.92% for the nine months ended September 30, 2004, 24.16% for the three months ended September 30, 2005, 11.66% for the three months ended September 30, 2004, 15.04% for the three months ended June 30, 2005, 14.87% for the three months ended March 31, 2005 and 7.74% for the three months ended December 31, 2004.

23. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

24. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

25. Prudential Agents:

Insurance agents in our insurance operations in the United States.

26. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

27. Ratio of capital debt to total capitalization:

For purposes of this ratio, we measure “debt” as borrowings for capital debt, and we measure “total capitalization” as the sum of equity, excluding unrealized gains and losses on investments, and capital debt.

28. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

29. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2005

RATINGS AND INVESTOR INFORMATION

INSURANCE CLAIMS PAYING RATINGS

as of November 2, 2005

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR*	AA-
American Skandia Life Assurance Corporation	A+	AA-	NR	AA-
Prudential Retirement Insurance and Annuity Company	A+	AA-	Aa3	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	A+	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA-	A1	NR

CREDIT RATINGS:
as of November 2, 2005

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-2	P-2	F1
Long-Term Senior Debt	a-	A-	A3	A
Retail Notes	a-	A-	A3	NR
The Prudential Insurance Company of America :
Capital and surplus notes	a	A	A2	A
Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1
Long-Term Senior Debt	a+	AA-	A1	A+
PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	Aa3	AA-

*	NR indicates not rated.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102

Web Site:

www.prudential.com

Publicly Traded Securities:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.